U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
November 23, 1998

INTERNATIONAL FOOD & BEVERAGE, INC. (1)
(Exact name of registrant as specified
 in its charter)

Delaware
(State or jurisdiction of incorporation
or organization)

   33-43621
(Commission File Number

          33-03007734
(I.R.S. Employer Identification Number

30152 Aventura, Rancho Santa Margarita,
California (2)
(Address of principal executive offices)

 92688 (2)
(Zip Code)

Registrant's telephone number:  (714) 858-8800 (2)

Not Applicable
(Former name or former address,
 if changed since last report)


(1) As of February 17, 1999, the name was change to:
 Internet Business's International, Inc.

(2)	As of March 1, 1999, the address
	and telephone number was
	changed to:	3900 Birch Street,
	Suite 111, Newport Beach,
	California 92660;
	(949) 833-0261.

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

On November 23,1998, control of Registrant changed by virtue of the purchase of 90,119,431 shares of the common stock of Registrant by Arnold Sock, Albert Reda, Cherry Family Trust, Reda Family Trust, hereinafter the Control Group
("Control Group"), at private sale from Michael Hoggarty, (who, prior to the following transactions held control of Registrant) as follows:


Purchaser		No. of		Percentage of
			Shares		Outstanding
					Shares

Arnold Sock		32,867,259	21%
Reda Family Trust	29,600,000	19%
Cherry Family Trust	26,086,086	17%
Albert Reda		1,566,086	1%

In addition, on November 23, 1998 the following persons, not in the Control Group, purchased 18,132,791 shares, at private sale, from Michael Hoggarty (who, prior to the following transactions held control of Registrant) in the following amounts:

Purchaser		No. of		Percentage of
			Shares		Outstanding
					Shares

Michael Cherry		  2,000,000		1%
Roxanne Cherry		  2,000,000		1%
Iron Horse Trading, Inc.  14,132,791		8%

Control Group members, Michael Cherry and Reda Family Trust are shareholders of Iron Horse Trading, Inc.

ITEM 5.  OTHER EVENTS.

On November 23,1998, Michael Hoggarty resigned from his capacity as Director of Registrant. In his oral resignation, Mr. Hoggarty cited no disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
														INTERNET BUSINESS'S INTERNATIONAL, INC.
			(formerly known as International
			 Food & Beverage, Inc.)


Dated: April 28, 1999		By: /s/ Albert R. Reda
				 Albert R. Reda
				 Chief Executive Officer